Reg. No. 333-29687

Rule 497(e) Filing

STATEMENT OF ADDITIONAL INFORMATION

Kopp Funds, Inc.

Kopp Emerging Growth Fund

7701 France Avenue South, Suite 500

Edina, Minnesota 55435

Telephone: 1-888-533-KOPP

Facsimile: 1-952-841-0411

Website:  www.koppfunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read together with the Prospectus of the Kopp Emerging Growth Fund (“Fund”) dated January 3, 2005.  The Fund is a series of Kopp Funds, Inc. (“Company”).

The Fund’s audited financial statements for the year ended September 30, 2004, are incorporated herein by reference to the Fund’s 2004 Annual Report.

A copy of the Fund’s 2004 Annual Report and/or its Prospectus is available without charge upon request to the above-noted address, toll-free telephone number, facsimile number or website.

This Statement of Additional Information is dated January 3, 2005, as supplemented August 15, 2005.

TABLE OF CONTENTS

FUND ORGANIZATION	3

FUND POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL	3

IMPLEMENTATION OF INVESTMENT OBJECTIVE	5

DIRECTORS AND OFFICERS	8

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	10

INVESTMENT ADVISOR	11

PROXY VOTING POLICIES	12

FUND TRANSACTIONS AND BROKERAGE	13

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT	14

ADMINISTRATOR AND FUND ACCOUNTANT	14

ANTI-MONEY LAUNDERING PROGRAM	15

DISTRIBUTOR	16

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN	17

PURCHASE, EXCHANGE AND PRICING OF SHARES	19

REDEMPTIONS IN KIND	22

TAXATION OF THE FUND	22

PERFORMANCE INFORMATION	23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

FINANCIAL STATEMENTS	24

You should rely only on the information contained in this document and the Fund’s Prospectus.  We have not authorized anyone to provide you with information that is different.  This SAI is not an offer to sell securities in any state or jurisdiction in which an offering may not lawfully be made.

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company is organized as a Minnesota corporation and was incorporated on June 12, 1997.

The Company is authorized to issue shares of common stock in series and classes.  The Company currently offers two series of shares:  (1) the Fund, and (2) the Kopp Total Quality Management Fund, which is not discussed in this SAI.  The shares of common stock of each series are further divided into three classes:  Class A, Class C and Class I.  Each share of common stock of each class of shares is entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distributions by the respective class of shares and in the residual assets of the respective class in the event of liquidation.  However, each class of shares bears its own expenses, is subject to its own sales and redemption charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 distribution and shareholder servicing plan as it relates to that class.

No certificates will be issued for shares held in your account.  You will, however, have full shareholder rights.

Generally, the Fund will not hold annual shareholders’ meetings unless required by the Investment Company Act of 1940, as amended (“1940 Act”), or Minnesota law.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The following are the Fund’s fundamental investment policies which cannot be changed without the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.

May not issue senior securities, except as permitted under the 1940 Act;

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).  The Fund may also borrow money from other persons to the extent permitted by applicable law;

3.

May not act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”), in connection with the purchase and sale of portfolio securities;

4.

May not invest more than 25% of its assets in securities of companies in any one industry.  This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

5.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities);

6.

May not make loans if, as a result, more than 33 1/3% of the Fund’s assets would be lent to other persons, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements;

7.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities); and

8.

Notwithstanding any other fundamental investment policy or restriction, may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

For purposes of Fundamental Policy No. 2, any additional borrowings for emergency purposes must also be temporary.  For purposes of Fundamental Policy No. 4, “industry” is defined to include groups of related industries.

The Fund’s investment objective, which is to seek long-term capital appreciation, is also a fundamental investment policy which cannot be changed without the approval of a majority of the Fund’s outstanding voting securities.

The following are the Fund’s non-fundamental investment policies, which may be changed by the Board of Directors of the Company (“Board”), on behalf of the Fund, without shareholder approval.

The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (“SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Make any loans other than loans of portfolio securities, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements with respect to portfolio securities.

6.

Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its assets.

7.

Make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

Unless noted otherwise, if a percentage restriction in a fundamental or non-fundamental policy is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets or in the market value of the investment will not constitute a violation of that restriction.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

The following information supplements the discussion of the Fund’s investment objective and strategy described in the Prospectus under the headings “Investment Objective,” “Principal Investment Strategy” and “Implementation of Investment Objective.”

Depositary Receipts

The Fund may invest in the equity securities of foreign companies by purchasing depositary receipts, including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”).  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  For purposes of the Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

Investments in securities of foreign companies involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries there is less publicly available information about companies than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards.  Other risks that may be present in foreign investment include the following:

•

expropriation;

•

confiscatory taxation;

•

withholding taxes on dividends and interest;

•

less extensive regulation of foreign brokers, securities markets and companies;

•

costs incurred in conversions between currencies;

•

the illiquidity and volatility of foreign securities markets;

•

the possibility of delays in settlement in foreign securities markets;

•

limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country);

•

the difficulty of enforcing obligations in other countries;

•

diplomatic developments; and

•

political or social instability.

Foreign economies may differ from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Preferred Stock and Convertible Securities

The Fund may invest in preferred stock and convertible securities, which may include bonds, debentures, notes or other securities that may be converted into or exchanged for a specified amount of common stock or warrants of the same or a different company within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive or have accrued interest normally paid on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics in that they generally:

•

have higher yields than common stocks, but lower yields than comparable non-convertible securities;

•

are less subject to fluctuation in value than the underlying stock (or warrant) since they have fixed income characteristics;

•

provide the potential for capital appreciation if the market price of the underlying common stock (or warrant) increases; and

•

may be subject to redemption at the option of the issuer at a price established in the governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock (or warrant) or sell it to a third party.

Borrowing

The Fund is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed cannot exceed 33 1/3% of the value of the Fund’s net assets.  The Fund’s borrowings create an opportunity for greater return to the Fund and, ultimately, the Fund’s shareholders, but at the same time increase exposure to losses.  In addition, interest payments and fees paid by the Fund on any borrowings may offset or exceed the return earned on borrowed funds.  The Fund currently intends to borrow money only for temporary, extraordinary or emergency purposes.

Lending Portfolio Securities

The Fund may lend portfolio securities with a value not exceeding 33 1/3% of the Fund’s total assets to brokers or dealers, banks or other institutional borrowers of securities as a means of earning income.  In return, the Fund will receive collateral in cash or money market instruments.  Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The purpose of such securities lending is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short.  The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent, and the Fund may also receive interest on the investment of collateral, or a fee from the borrower as compensation for the loan.  The Fund may pay reasonable custodial and administrative fees in connection with the loan.  The Fund will retain the right to call, upon notice, securities loaned.  While there may be delays in recovery or even a risk of loss of collateral should the borrower fail financially, the Fund’s investment advisor or its agent will review the creditworthiness of the entities to which such loans are made to evaluate those risks.  Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending.

Non-Diversification

To the extent that a relatively high percentage of the Fund’s assets are invested in the securities of a limited number of companies, the Fund’s portfolio may be more susceptible to a single business, economic, political, or regulatory occurrence than the portfolio of a diversified mutual fund.  While the Fund is “non-diversified,” which means that it is permitted to invest its assets in a more limited number of companies than “diversified” mutual funds, the Fund intends to diversify its assets to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”).  To qualify:

•

not more than 25% of the total value of the Fund’s assets may be invested in securities of any one issuer or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses; and

•

with respect to 50% of the total value of the Fund’s assets (i) not more than 5% of its total assets may be invested in the securities of any one issuer and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer.

These percentage limitations do not apply to investments in U.S. government securities or the securities of other regulated investment companies.

Concentration

The Fund has adopted a fundamental investment policy which prohibits the Fund from investing more than 25% of its assets in the securities of companies in any one industry or related industries.  For purposes of this policy, the Fund’s investment advisor determines industry classifications in accordance with categories established by the advisor.  However, the Fund’s administrator monitors compliance with the Fund’s concentration policy using industry classifications consistent with the SEC’s Standard Industrial Classification (SIC) codes.  While the Fund may be heavily invested in a single market sector, it will not invest more than 25% of its assets in securities of companies in any one industry or subsector.

Temporary Strategies

As described in the Prospectus under the heading “Implementation of Investment Objective,” to retain the flexibility to respond promptly to changes in market and related conditions, the Fund may hold cash and/or invest all or a portion of its assets in money market instruments or other fixed-income securities.  In this regard, the Fund may purchase:

U.S. Government Securities.  Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations.  Obligations (including certificates of deposit, bankers’ acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks;

Obligations of Savings Institutions.  Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit.  Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund’s total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper.  Commercial paper rated within the two highest grades by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or, if not rated, issued by a company having an outstanding debt issue rated at least Aaa by Moody’s or AAA by S&P; and

Money Market Funds.  Securities issued by registered investment companies holding themselves out as money market funds which attempt to maintain a stable net asset value of $1.00 per share.

DIRECTORS AND OFFICERS

Under the laws of the State of Minnesota, the Board is responsible for managing the business and affairs of the Fund.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below.  Each officer and director holds the same position with the Company and the Fund and has served as such with respect to the Fund since the Fund’s inception on June 12, 1997, except as otherwise noted.  Each director serves until the earlier of his resignation, removal, disqualification or death, or until his successor is duly elected and qualified.  Officers are re-elected by the Board annually.

INDEPENDENT DIRECTORS

			Number of	Other
			Portfolios in Fund	Directorships
	Position(s) Held	Principal Occupation(s)	Complex Overseen	Held by
Name, Address, and Age	with Fund	During Past 5 Years	By Director	Director

Robert L. Stehlik 10313 Normandy Crest Eden Prairie, MN 55347 Age: 66	Director	Mr. Stehlik has been a Director of the Fund since September 8, 1997. Mr. Stehlik is retired. He served as the Senior Vice President of Peoples Bank of Commerce, which is based in Minneapolis, Minnesota, from September 1998 to September 2003. For four years prior to that, he served as the Senior Vice President of Richfield Bank & Trust Co., based in Richfield, Minnesota. Prior to that, he served in various capacities at First Bank (now U.S. Bank), based in Minneapolis, Minnesota, including Senior Vice President.	2	None

Thomas R. Stuart 3400 Technology Drive Minneapolis, MN 55418 Age: 60	Director	Mr. Stuart has been a Director of the Fund since September 8, 1997. Since May 1988, Mr. Stuart has served as Chairman and Chief Executive Officer of the Bureau of Engraving, Inc., a past manufacturer of electronic interconnect devices and a present provider of commercial printing and distance education services based in Minneapolis, Minnesota.	2	None

INTERESTED DIRECTOR AND OFFICERS

			Number of	Other
			Portfolios in Fund	Directorships
	Position(s) Held	Principal Occupation(s)	Complex Overseen	Held by
Name, Address, and Age	with Fund	During Past 5 Years	By Director	Director

John P. Flakne* 7701 France Avenue South Suite 500 Edina, MN 55435 Age: 39	Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and Director

Mr. Flakne joined Kopp Investment Advisors, LLC, the Fund’s investment advisor (“Advisor”), in December 1998 as Controller.  On January 1, 2000, he became Advisor’s Chief Financial Officer and the Chief Executive Officer and Chief Financial Officer of Centennial Lakes Capital, LLC, the Fund’s distributor (the “Distributor”).  In June 2003, he was named Executive Vice President of Advisor.  He serves as Chief Financial Officer of Kopp Holding Company and Chief Financial Officer and Executive Vice President of Kopp Holding Company, LLC.  In 1989, Mr. Flakne graduated from the University of Minnesota with a B.S.B. in Accounting.  Mr. Flakne is a CPA.  Before joining Advisor in 1998, Mr. Flakne practiced public accounting with Coopers & Lybrand L.L.P., now PricewaterhouseCoopers LLP, and subsequently held finance, accounting and consulting positions with both private and public companies in Minnesota.

			2	None

Gregory S. Kulka 7701 France Avenue South Suite 500 Edina, MN 55435 Age: 49	First Vice President	Mr. Kulka joined Advisor in 1991 as First Vice President-Marketing, and was named Executive Vice President-Marketing in June 2003. He also serves as Vice President of Marketing for the Distributor.	N/A	N/A

Pamela M. Krill One East Main Street Suite 500 P.O. Box 2719 Madison, WI 53701-2719 Age: 38	Chief Compliance Officer

Ms. Krill was appointed Chief Compliance Officer of the Company and Advisor in August 2005.  Since July 1994, Ms. Krill has practiced law in the securities practice group of Godfrey & Kahn, S.C. in Milwaukee and Madison, and since January 2003, she has been a shareholder of the firm.  Ms. Krill graduated cum laude from the University of Wisconsin Law School in 1994.

			N/A	N/A

______________ *Mr. Flakne is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, because of his position with Advisor.

As of October 31, 2004, officers and directors of the Fund beneficially owned none of the shares of the Fund’s then outstanding Class A or Class C shares and 2.69% of the Fund’s then outstanding Class I shares (1.73% of which was owned through Advisor’s profit sharing plan).  This amount represented 0.42% of the Fund’s total outstanding shares, 0.27% of which was owned through Advisor’s profit sharing plan.

The following table sets forth the dollar range of shares beneficially owned in the Fund and the Fund Complex by each director as of October 31, 2004.  (Note:  The directors only own Class I shares.)  The beneficial ownership is stated using the following ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in all Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
John P. Flakne(2)	over $100,000(3)	over $100,000(3)
Robert L. Stehlik	$50,001 - $100,000	$50,001 - $100,000
Thomas R. Stuart	over $100,000	over $100,000

(1)

Includes shares beneficially owned in the Fund and the Kopp Total Quality Management Fund.

(2)

An “interested person” as defined in the 1940 Act.

(3)

$99,052 of this amount was held through Advisor’s profit sharing plan.

Board Committees

The Board has one standing committee – an Audit Committee.  Pursuant to its charter, the Audit Committee oversees the Company’s accounting and financial policies; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor.  During the fiscal year ended September 30, 2004, the Audit Committee met twice.  The Company’s two independent directors, who are not deemed to be “interested persons” under the 1940 Act (the “Independent Directors”) – Mr. Stehlik and Mr. Stuart – form the Audit Committee.

The Board has also established a Valuation Committee of Advisor, which is not a committee of the Board.  The Valuation Committee is responsible for monitoring the valuation of Fund securities and other investments; and, as required, determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, which determinations are subsequently reported to the full Board.  The Valuation Committee meets as necessary and is comprised of Steven Crowley, Executive Vice President and Senior Portfolio Manager of Advisor, and Mark Billeadeau, Consultant to Advisor.

Board Compensation

With the exception of Ms. Krill, directors and officers of the Company who are also officers, directors or employees of Advisor do not receive any remuneration from the Company for serving as directors or officers.  Accordingly, Mr. Flakne and Mr. Kulka do not receive any remuneration from the Company for their services as directors and/or officers.  Ms. Krill’s fees for serving as the Company’s Chief Compliance Officer are paid by the Company to Ms. Krill’s law firm.  Neither the Company nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses.  The following table provides information relating to the compensation paid to the Independent Directors by the Company during the fiscal year ended September 30, 2004:

Name of Director	Total Compensation from Fund and Fund Complex Paid to Directors(1)

Robert L. Stehlik	$22,000
Thomas R. Stuart	$22,000

__________

(1)

Each Independent Director receives $3,500 for each Board meeting attended, a $1,000 per fiscal year stipend if all such meetings are attended, and reimbursement of reasonable expenses incurred in connection therewith.  The Board held six meetings during fiscal 2004 and both of the Independent Directors attended all six meetings.  Independent Directors may elect to receive their compensation in the form of cash, shares of either series of the Company, or both.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of October 31, 2004, the following persons owned of record or are known by the Fund to own beneficially 5% or more of a class of the Fund’s outstanding shares:

Name and Address	Number of Shares			Percentage of Class			Percentage of Fund
	Class A	Class C	Class I	Class A	Class C	Class I
LeRoy C. Kopp 7701 France Avenue South, Ste 500 Edina, MN 55435	N/A	N/A	2,269,240.897	N/A	N/A	27.93%	4.32%

Kopp Holding Company 7701 France Avenue South, Ste 500 Edina, MN 55435	N/A	N/A	2,065,680.699	N/A	N/A	25.43%	3.93%

Muggs & Co. FBO Kopp Holding Company Profit Sharing Plan c/o U.S. Bank, N.A. P.O. Box 1787 Milwaukee, WI 53201-1787	N/A	N/A	804,419.236	N/A	N/A	9.90%	1.53%

Kopp Family Foundation 7701 France Avenue South, Ste 500 Edina, MN 55435	N/A	N/A	702,693.929	N/A	N/A	8.65%	1.34%

Wells Fargo Bank MN NA Custodian FBO Littfin Lumber Company 401K Profit Sharing Plan P.O. Box 1533 Minneapolis, MN 55480-1533	N/A	N/A	650,688.675	N/A	N/A	8.01%	1.24%

Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	2,886,034.749	N/A	N/A	7.03%	N/A	N/A	5.50%

MLPF&S for the Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E FL3 Jacksonville, FL 32246-6484	N/A	247,145.784	N/A	N/A	7.46%	N/A	0.47%

LeRoy C. Kopp owns Kopp Holding Company and has investment power over the shares owned by the Kopp Family Foundation.  Based on the foregoing, as of October 31, 2004, LeRoy C. Kopp owned a controlling interest in the Fund’s Class I shares; however, no person owned a controlling interest in the Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

INVESTMENT ADVISOR

Advisor and the Distributor are wholly-owned subsidiaries of Kopp Holding Company, LLC, which is controlled by LeRoy C. Kopp, the Chairman, Chief Executive Officer and Chief Investment Officer of Advisor.  John P. Flakne is the Executive Vice President, Chief Financial Officer and Secretary of Advisor, Pamela M. Krill is the Chief Compliance Officer of Advisor and Gregory S. Kulka is the Executive Vice President-Marketing of Advisor.  Mr. Kopp is also the sole Governor of the Distributor, Mr. Flakne is the Chief Executive Officer, Chief Financial Officer and Secretary of the Distributor, and Mr. Kulka is the Vice President of Marketing for the Distributor.

The investment advisory agreement between the Company and Advisor dated as of October 1, 1997, as amended August 13, 2001 and September 30, 2003 (the “Advisory Agreement”), had an initial term of two years and is now required to be approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund.  Each annual renewal must also be approved by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement with respect to the Fund was most recently approved on August 9, 2004 by the full Board and by a majority of the Independent Directors.  The Advisory Agreement is terminable without penalty on 60 days’ written notice by the Board, by vote of a majority of the Fund’s outstanding voting securities, or by Advisor, and will terminate automatically in the event of its assignment.

When the Board reviewed the Advisory Agreement with respect to the Fund on August 9, 2004, the Board was provided with materials relating to, and considered and evaluated, the following: (i) the terms and conditions of the agreement, including the nature, extent, and quality of the services provided to the Fund by Advisor, and the structure and rates of the investment advisory fees charged for those services; (ii) a comparison of the Fund’s fees and expenses in relation to various industry averages; and (iii) the directors’ legal duties in considering the continuation and approval of the agreement.  On the basis of its review and the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund’s shareholders.

Under the terms of the Advisory Agreement, Advisor manages the Fund’s investments and business affairs, subject to the supervision of the Board.  At its expense, Advisor provides office space and all necessary office facilities, equipment, and personnel for managing the investments of the Fund.  As compensation for its services, the Fund pays Advisor an annual management fee of 1.00% of the Fund’s average daily net assets attributable to each class of shares.  The advisory fee is accrued daily and paid monthly.

Advisor may from time to time voluntarily (but is not required or obligated to) waive all or a portion of its fee and/or reimburse all or a portion of class operating expenses.  Advisor may recover previously waived management fees.

Advisor received the following management fees from the Fund for the periods indicated:

	Fiscal Year Ended September 30,
	2004	2003	2002
Class A	$4,200,978	$3,089,883	$4,297,452
Class C	$ 324,869	$ 191,669	$ 243,147
Class I	$ 839,156	$ 509,757	$ 612,132

PROXY VOTING POLICIES

The Board has adopted proxy voting policies and procedures on behalf of the Fund that delegate the authority to vote proxies to Advisor, subject to the supervision of the Board.  The proxy voting policies and procedures provide that, in the event of a conflict between the interests of Advisor and the Fund with regard to a proxy vote, the Board has delegated its authority to the Independent Directors and the proxy voting direction in such a case shall be determined by a majority of the Independent Directors.

Advisor’s proxy voting policies and procedures generally provide that Advisor will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote all proxies in the best interest of the shareholders.  Advisor has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  In situations where Advisor’s interests conflict, or appear to conflict, with client interests, Advisor will take one of the following steps to resolve the conflict:

●	Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on Advisor’s part;

●	Vote the securities based upon the recommendation of an independent third party, such as a proxy voting service;

●	Refer the proxy to the client or to a fiduciary of the client for voting purposes;

●	Suggest that the client engage another party to determine how the proxy should be voted; or

●	Disclose the conflict to the client and obtain the client’s direction to vote the proxies.

The Fund’s proxy voting record relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free, 1-888-533-KOPP; and by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

Under the Advisory Agreement, Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business.  Trades may be done with brokers, dealers and, on occasion, issuers.  Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups and mark-downs.

In executing transactions on behalf of the Fund, Advisor has no obligation to deal with any particular broker or dealer.  Rather, Advisor seeks to obtain the best qualitative execution.  The best net price is an important factor, but Advisor also considers the full range and quality of a broker’s services, as described below.  Recognizing the value of the range of services, the Fund may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment advisor, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction.  Brokerage and research services include:

•

furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•

furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy and the performance of accounts; and

•

effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers, Advisor considers investment and market information and other research, such as economic, securities and market research provided by such brokers and the quality and reliability of brokerage services, including execution capability and financial responsibility.  Accordingly, the charge by any such broker may be greater than the amount another firm might impose if Advisor determines in good faith that the amount of such charge is reasonable in relation to the value of the research information and brokerage services provided by such broker.  Advisor believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  Any such higher charge will not, however, be paid by the Fund unless:

•

Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of Advisor’s overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion;

•

such payment is made in compliance with applicable state and federal laws; and

•

in the opinion of Advisor, the total charges to the Fund are reasonable in relation to the benefits to the Fund over the long term.

Advisor places portfolio transactions for other advisory accounts in addition to the Fund.  Research services furnished by firms through which the Fund effects its securities transactions may be used by Advisor in servicing all of its accounts; that is, not all of such services may be used by Advisor in connection with the Fund.  Advisor believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Fund) managed by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary.  Advisor believes any such costs to the Fund, however, will not be disproportionate to the benefits received by the Fund on a continuing basis.

Since January 1, 2000, Advisor has allocated to the Fund all securities purchased in initial public offerings in which Advisor’s clients have the opportunity to participate.  Advisor believes that through this policy, the greatest number of its clients, direct and indirect, will benefit.  Of course, no assurance can be made that any such allocations to the Fund will be profitable to Fund shareholders.  Advisor expects that, at the present rate of such allocations, such allocations will not have a material effect on the Fund's performance.  Advisor generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  Other than as described above, there can be no assurance that a particular purchase or sale opportunity will be allocated to the Fund.  In making allocations between the Fund and other advisory accounts, certain factors considered by Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended September 30, 2004, 2003 and 2002 was $622,292, $1,213,030 and $64,171.  The significant increase in commissions paid in fiscal 2003 was attributable to NASDAQ’s implementation of disclosure of explicit commissions on NASDAQ OTC institutional trades.  The disclosure of commissions may improve the transparency of the market and may reduce trading costs by facilitating the evaluation of order execution.  The Fund did not pay any commissions to affiliated broker-dealers during fiscal 2004, 2003 or 2002 and the Fund did not acquire securities of any of its regular brokers or dealers or their parents during fiscal 2004.  During fiscal 2004, the Fund did not pay brokerage commissions with respect to transactions for which research services were provided, and neither the Fund nor Advisor had any agreement or understanding with any broker or dealer to direct Fund brokerage to such broker or dealer because of research services provided to the Fund.  Advisor has a soft dollar arrangement with two of its regular brokers pursuant to which soft dollars may be used to reimburse brokers for research provided to all clients of Advisor, including the Fund.  Soft dollars are not accrued from Fund trades.  The Fund does not direct brokerage to broker-dealers in exchange for their agreement to sell Fund shares.

The Fund’s portfolio turnover rate was 11.0% during fiscal 2004 and 26.9% during fiscal 2003.  The portfolio turnover rate indicates changes in the Fund’s securities holdings.  Generally, if all the securities in the Fund at the beginning of a period are replaced by the end of the period, the turnover rate would be 100%.

The Company, on behalf of the Fund, Advisor and the Distributor have, collectively, adopted a Code of Ethics, as required by Rule 17j-1 of the 1940 Act.  The Code of Ethics permits personnel of Advisor and the Distributor to invest in securities for their own accounts, including securities held or to be purchased by the Fund.  Under the Code, all personnel are subject to various restrictions on their personal trading.  The Code of Ethics is on public file with, and available from, the SEC.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

As custodian of the Fund’s assets, U.S. Bank, N.A., P.O. Box 701, Milwaukee, Wisconsin 53201-0701, has custody of all securities and cash of the Fund, delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments, if any, and performs other duties, all as directed by the officers of the Fund.  The Company has a $50,000,000 secured line of credit with U.S. Bank.  Any borrowings under the line would be for liquidity purposes only.  The Fund has not yet drawn from the line of credit.  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Fund (“Transfer Agent”).

ADMINISTRATOR AND FUND ACCOUNTANT

The Transfer Agent also provides administrative and fund accounting services to the Fund pursuant to separate administration and fund accounting agreements dated as of October 1, 1997, as amended (“Administration Agreement” and “Fund Accounting Agreement,” respectively).  Under these Agreements, the Transfer Agent:

•

calculates the daily net asset value of each class of shares;

•

prepares and files all federal and state tax returns;

•

oversees the Fund’s insurance relationships;

•

participates in the preparation of registration statements, proxy statements, and reports;

•

prepares compliance filings relating to the registration of the Fund’s shares pursuant to state securities laws;

•

monitors the Fund’s compliance with federal securities laws;

•

prepares financial statements for annual and semi-annual reports;

•

monitors the Fund’s expense accruals and performs securities valuations;

•

monitors the Fund’s status as a regulated investment company under the Code;

•

monitors compliance with the Fund’s investment policies; and

•

generally assists in the Fund’s administrative operations.

For the foregoing services, the Transfer Agent receives from the Fund the following fees, computed daily and payable monthly based on the average net assets per class of shares:

•

pursuant to the Administration Agreement, the Transfer Agent receives a fee at the annual rate of 0.08 of 1% on the first $200 million; 0.06 of 1% on the next $400 million; and 0.04 of 1% on the balance; subject to a minimum annual fee of $30,000 (for first class of shares), $20,000 (for next three classes) and $15,000 (for additional classes), plus out-of-pocket expenses; and

•

pursuant to the Fund Accounting Agreement, the Transfer Agent receives a fee of $45,000 on the first $100 million, 1.875 of 1% on the next $200 million, and 1.125 of 1% on average net assets in excess of $300 million, plus out-of-pocket expenses.

For the fiscal years ended September 30, 2004, 2003 and 2002, the Transfer Agent received $360,130, $220,668 and $322,071, respectively, for its services under the Administration Agreement and $116,019, $86,289 and $103,023, respectively, for its services under the Fund Accounting Agreement.

ANTI-MONEY LAUNDERING PROGRAM

The Company, on behalf of the Fund, has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

Pursuant to the USA PATRIOT Act and the Program, the Fund may be required to “freeze” the account of a shareholder or take other action if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons.

DISTRIBUTOR

Under a distribution agreement dated as of October 1, 1997, as amended (the “Distribution Agreement”), the Distributor acts as principal distributor of the Fund’s shares.  The Distributor’s principal business address is 7701 France Avenue South, Suite 500, Edina, Minnesota  55435.  The Distributor is a wholly-owned subsidiary of, and is controlled by, Kopp Holding Company, LLC, which in turn is controlled by LeRoy C. Kopp.  Mr. Kopp indirectly controls Advisor.  Accordingly, the Distributor and Advisor are affiliated entities.

The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares, which shares are offered for sale continuously at (i) net asset value per share plus a maximum initial sales charge of 3.50% of the offering price, in the case of Class A shares, and (ii) net asset value per share without the imposition of a front-end sales charge, in the case of Class C and Class I shares.  Investments in Class A shares above $1 million are not assessed an initial sales charge.  However, the Distributor may impose a contingent deferred sales charge (“CDSC”) of up to 1% on such shares redeemed within 24 months of purchase.  The Distributor may also impose a CDSC of up to 1% on Class C shares redeemed within 12 months of purchase.  In addition, redemptions of Class A and Class C shares made within 30 days of purchase may be charged a redemption fee of 2%.  Redemptions of Class I shares made within 24 months of purchase may be charged a redemption fee of 2%.  Any sales charges assessed become the property of the Distributor, while the redemption fees are the property of the Fund.

The Fund does not currently have any arrangements that result in breakpoints in, or the elimination of, sales charges or redemption fees for directors and/or other affiliated persons of the Fund, although the Fund has historically waived the initial minimum investment requirements for such persons with respect to their purchases of Class I shares.  Certain waivers and/or reductions of sales charges and redemption fees are, however, available to other persons and institutions, as described in the Prospectus under the heading “Your Account.”

With respect to Class A shares, the Distributor may pay a portion of the applicable initial sales charge due upon the purchase of such shares to the broker-dealer, if any, involved in the trade, as follows:

Dollar Amount of Shares Purchased	Initial Sales Charge(1)	Portion of Initial Sales Charge Paid to Broker-Dealer(1)(2)
Up to $99,999	3.50%	3.00%
$100,000 - $249,999	3.00%	2.55%
$250,000 - $499,999	2.00%	1.70%
$500,000 - $999,999	1.00%	0.85%
$1,000,000 - $4,999,999	None	None(3)

_____________________

(1)

Reflected as a percentage of the offering price of Class A shares.  The offering price is the sum of the net asset value per share plus the initial sales charge indicated in the table (“Offering Price”).

(2)

At the discretion of the Distributor, all sales charges may at times be paid to the broker-dealer, if any, involved in the trade.  A broker-dealer paid all or substantially all of the sales charge may be deemed an “underwriter” under the 1933 Act.

(3)

The Distributor may, in its discretion and out of its own assets, pay a commission of up to 1% to broker-dealers who initiate and are responsible for purchases of Class A shares between $1,000,000 and $4,999,999.  The Distributor may also pay a commission of up to 1% to broker-dealers who initiate and are responsible for purchases of Class C shares.

Pursuant to the terms of the Distribution Agreement, the Distributor bears the costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of Fund shares.  Certain of these expenses may be reimbursed pursuant to the terms of the Rule 12b-1 distribution and shareholder servicing plan discussed below.  As of September 30, 2004, there were $742,861 of unreimbursed distribution and shareholder servicing fees accumulated.  Upon termination of the 12b-1 plan, the Fund is not contractually obligated to pay these excess fees to the Distributor.  As such, this amount has not been recorded as a liability of the Fund.

As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of (i) the initial sales charge from purchases of Class A shares; (ii) the CDSC from redemptions of Class A and Class C shares, if applicable; and (iii) the Rule 12b-1 fees payable with respect to the Class A and Class C shares (as described under “Distribution and Shareholder Servicing Plan,” below).  For the fiscal years ended September 30, 2004, 2003 and 2002, the aggregate dollar amount of initial sales charges imposed on purchases of Class A shares was $690,149, $876,047 and $1,158,544; the aggregate dollar amount of CDSCs imposed on redemptions of Class A or Class C shares was $34,133, $8,191 and $24,802; and the aggregate dollar amount of Rule 12b-1 fees payable with respect to Class A or Class C shares was $1,801,814, $1,273,123 and $1,747,198.  Of these amounts, the Distributor retained $139,658, $172,123 and $240,506 from Class A sales charges; $34,133, $8,191 and $24,802 from Class A and/or Class C CDSCs; and $211,924, $133,859 and $200,518 from Class A and Class C 12b-1 fees.

The following table provides information with respect to all compensation received by the Distributor from the Fund during the fiscal year ended September 30, 2004:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation(1)
Centennial Lakes Capital, LLC	$139,658	$34,133	$0	$211,924

_____________

(1) This compensation relates to payments to the Distributor under the Rule 12b-1 Plan discussed below.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Description of Plan

On behalf of the Fund and with respect to each class of shares, the Company has adopted a Rule 12b-1 plan under the 1940 Act (“Plan”) pursuant to which certain distribution and shareholder servicing fees may be paid to the Distributor.  Under the terms of the Plan, the Class A and Class I shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis).  Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee; the Fund currently has no intention of paying any Rule 12b-1 fees in connection with the Class I shares.  The Plan also provides that the Class C shares may be required to pay the Distributor (i) a distribution fee of up to 0.75% of the average daily net assets of the Fund attributable to such class (computed on an annualized basis) and (ii) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund attributable to such class (computed on an annual basis).  The Fund currently intends to make payments under the Plan with respect to the Class C shares to the maximum extent allowable under such Plan.  The Distributor is authorized, in turn, to pay all or a portion of these fees to any registered securities dealer, financial institution or other person (“Recipient”) who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement (“Rule 12b-1 Related Agreement”).  To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses.  In addition, the Distributor and Advisor may from time to time (but are not obligated to) make payments from their own resources to compensate others, including financial intermediaries with whom the Distributor or Advisor has entered into written agreements, for, among other things, performing shareholder servicing, and related administrative functions.  The Distributor or Advisor will determine the amount to be paid to such entities, including financial intermediaries and broker-dealers, provided that such amounts will not increase the amount that the Fund is allowed to pay under the Plan if reimbursement is sought under Rule 12b-1.

The Plan is a “reimbursement” plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees.  If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid.  No interest, carrying, or other finance charges will be borne by the Fund with respect to unpaid amounts carried forward.  If the Plan is terminated before the Distributor can be fully reimbursed, the Fund is not contractually obligated to pay these costs, although the Board could approve this payment to the Distributor.

Payment of the distribution and servicing fees is to be made quarterly after the Distributor forwards to the Board a written report of all amounts expensed pursuant to the Plan; provided, however, that the aggregate payments by the Fund under the Plan to the Distributor and all Recipients currently may not exceed 0.35% (on an annualized basis) with respect to the Class A and 1.00% (on an annualized basis) with respect to the Class C shares, of the average daily net assets of the Fund attributable to each such class of shares for that quarter.

Payments under the Plan are to reimburse the Distributor for expenses incurred in connection with (i) the promotion and distribution of the Fund’s Class A, Class I and Class C shares and (ii) the provision of personal services to the shareholders of each class. These expenses may include, but are not limited to, printing and mailing prospectuses and financial reports to other than current shareholders; preparing, printing and distributing advertising material and sales literature; and compensation of broker-dealers.

From time to time, the Distributor may engage in activities that jointly promote the sale of shares of one or more classes of shares of the Fund or another series of the Company, the cost of which may not be readily identifiable as related to any one class or series .  Generally, the distribution expenses attributable to such joint distribution activities will be allocated among each class of shares on the basis of its respective net assets, although the Board may allocate such expenses in any other manner it deems fair and equitable.

The Plan, including a form of the Rule 12b-1 Related Agreement, has been unanimously approved by the Board and, voting separately, by all of the members of the Board who are Independent Directors and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 Related Agreements.

The Plan, and any Rule 12b-1 Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board, and of the Independent Directors, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 Related Agreement, as applicable.  In addition, the Plan, and any Rule 12b-1 Related Agreement, may be terminated with respect to any class at any time, without penalty, by vote of a majority of the outstanding voting securities of the applicable class, or by vote of a majority of the Independent Directors (on not more than 60 days’ written notice in the case of the Rule 12b-1 Related Agreement only).

Amounts Expensed Under the Plan

For the fiscal year ended September 30, 2004, the Fund paid out $1,801,814 under the Plan.  Of this amount, $20,175 was spent on advertising, $21,913 was spent on printing and mailing prospectuses to other than current shareholders and $1,759,726 was spent on compensation to broker-dealers.  The Distributor retained $211,924 of the amounts expensed under the Plan in fiscal 2004.  In fiscal 2004, the Distributor also recouped $0 of unreimbursed expenses which were incurred in prior years.

As of September 30, 2004, unreimbursed expenses which were incurred by the Distributor under the Plan and which have been carried forward to fiscal 2005 amount to $742,861 (or 0.21% of the net assets attributable to the Fund’s Class A and Class C shares as of September 30, 2004).

Interests of Certain Persons

Advisor, in its capacity as the Fund’s investment advisor, has an indirect financial interest in the Plan, and the Distributor, in its capacity as principal distributor of Fund shares, has a direct financial interest in the Plan.  LeRoy C. Kopp has an indirect interest in the Plan through his control of Advisor and the Distributor.  No other “interested person” of the Fund, as defined in the 1940 Act, and no Independent Director has or had a direct or indirect financial interest in either the Plan or any Rule 12b-1 Related Agreement.

Anticipated Benefits to the Fund

The Board considered various factors in connection with its decision to approve and continue the Plan, including:

•

the nature and causes of the circumstances which make implementation and continuation of the Plan necessary and appropriate;

•

the way in which the Plan addresses those circumstances, including the nature and amount of expenditures;

•

the nature of the anticipated benefits;

•

the merits of possible alternative plans or pricing structures;

•

the relationship of the Plan to other distribution efforts of the Fund, including the sales charge on Class A shares; and

•

the possible benefits of the Plan to any other person relative to those of the Fund.

Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Fund and its shareholders in at least one or several potential ways.  Specifically, the Board concluded that the Distributor and any Recipients operating under Rule 12b-1 Related Agreements would have little or no incentive to incur promotional expenses on behalf of the Fund if a Rule 12b-1 plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and, thereafter, continued viability of the Fund.  In addition, the Board determined that the payment of Rule 12b-1 fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders.  Finally, the Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Fund shares, which should result in certain economies of scale.

While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will monitor the distribution and shareholder servicing expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding annually whether to continue the Plan.

PURCHASE, EXCHANGE AND PRICING OF SHARES

Purchase of Shares

The Fund offers three classes of shares:  Class A, Class C and Class I.  As discussed above under the heading “Distributor,” the Class A shares are offered and sold subject to an initial sales charge (with certain exceptions), while the Class C and Class I shares are offered and sold without being subject to an initial sales charge.  In addition, a CDSC may be charged on certain redemptions of Class A and Class C shares and a redemption fee may be charged on certain redemptions of all shares.  Please see “Your Account” in the Prospectus for more information.

As noted above, Class A shares may be purchased without the imposition of an initial sales charge under certain circumstances.  In addition, the initial sales charge may be reduced if multiple purchases of Class A shares are combined.  You may combine purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule by participating in either the Fund’s Right of Accumulation (“ROA”) program or by executing a Letter of Intent (“LOI”).

●

Right of Accumulation.  You may combine your new purchase of Class A shares with shares currently owned in Class A and Class C for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  You may combine shares already held by you, your spouse, and your minor children or you and members of a “qualified group.” A “qualified group” is one that was formed at least one year prior to the ROA purchase, has a purpose other than buying Fund shares at a discount, has more than ten members, can arrange meetings between the Distributor and group members, agrees to include Fund literature in mailings to its members, agrees to arrange for payroll deductions or other bulk transmissions of investments to the Fund, and meets other uniform criteria that allow the Distributor to achieve cost savings in distributing shares of the Fund.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current value at the Offering Price of all other shares you own.  To receive the ROA, at the time of purchase, you must give your investment professional, the Distributor or the Transfer Agent sufficient information to determine whether the purchase will qualify for a reduced sales charge.

●

Letter of Intent.  By signing a LOI, you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of the Fund’s Class A shares.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period.  If, at the end of that time, the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrowed shares.  Any remaining escrowed shares will be released to you.  By signing the purchase application and checking the box labeled “Letter of Intent,” you grant to the Distributor a security interest in the escrowed shares and appoint the Distributor as attorney-in-fact to sell any or all of the escrowed shares to cover any additional sales charges if you do not fulfill your undertaking.  Signing a LOI does not bind you to purchase the full amount indicated, but you must complete the intended purchase in accordance with the terms of the LOI to obtain the reduced sales charge.  For more information on the LOI, please contact your investment professional, the Distributor or the Transfer Agent.  You may reach the Distributor or the Transfer Agent by calling 1-888-533-KOPP.

The Fund also offers an Automatic Investment Plan (“AIP”), which is a method of using dollar cost averaging.  Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at a regular time interval.  By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.  A program of regular investment cannot ensure a profit or protect against a loss from declining markets.

The AIP allows you to make regular, systematic investments in Class A or Class C shares of the Fund from your bank checking account.  The minimum initial investment for investors using the AIP is $3,000.  If you elect this option, all dividends and capital gains distributions will be automatically reinvested in Fund shares.  With respect to Class A shares, the sales charge on future purchases may be reduced by using the Fund’s ROA or LOI.  To establish the AIP, complete the appropriate section in the account application.  Under certain circumstances (such as discontinuation of the AIP before the minimum initial investment is reached), the Fund reserves the right to close your account.  Prior to closing any account for failure to reach the minimum initial investment, the Fund will give you written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment.  Your account may be closed in periods of declining share prices.

Under the AIP, you may choose to make investments on certain days of each month (at least seven days apart) in amounts of $50 or more.  There is no service fee charged by the Fund for participating in the AIP.  However, a service fee of $25 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking account.  You can set up the AIP with most financial institutions, however, your financial institution must be a member of the Automated Clearing House in order to participate in this program.  We are unable to debit mutual fund or pass-through (“for further credit”) accounts.

If you purchase (or redeem) shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified.  In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries.  We urge you to consult your financial intermediary for more information regarding these matters.  In addition, the Fund may pay, directly or indirectly through arrangements with Advisor and/or the Distributor, amounts to financial intermediaries that provide transfer agency and/or other administrative services to their customers.  Certain financial intermediaries may charge an advisory, transaction or other fee for their services.  You will not be charged for such fees if you purchase (or redeem) your Fund shares directly from the Fund without the intervention of a financial intermediary.

Exchange of Shares

You may exchange Class A or Class C shares for Class I shares at any time so long as the Class I minimum initial investment requirement is met. The value of the shares to be exchanged will be the net asset value (less the CDSC, if applicable) next determined after receipt of instructions for exchange; the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange.

You may also exchange shares of the Fund for shares of the Kopp Total Quality Management Fund.  Any such exchange may be effected via telephone.  The value of the shares to be exchanged will be the net asset value (less the CDSC, if applicable, with respect to Class A or Class C shares or the redemption fee, if applicable, with respect to all shares) next determined after receipt of instructions for exchange; the price of shares being purchased will be at net asset value for Class C and Class I shares, and net asset value for Class A shares if redemption proceeds of the Fund’s shares are invested in shares of the Kopp Total Quality Management Fund within 12 months of redemption.

You may also exchange shares of the Fund for shares of the First American Prime Obligations Fund, a no-load money market fund managed by an affiliate of the Transfer Agent.  The First American Prime Obligations Fund is unrelated to the Fund.  This exchange privilege allows you to buy shares in a money market fund in order to respond to changes in your goals or market conditions.  The value of the shares to be exchanged will be the net asset value (less the CDSC, if applicable, with respect to Class A or Class C shares or the redemption fee, if applicable, with respect to all shares) next determined after receipt of instructions for exchange; the price of the shares being purchased will be at net asset value.  Before exchanging into the First American Prime Obligations Fund, please read the applicable prospectus, which may be obtained by calling 1-888-533-KOPP, and open an account in the First American Prime Obligations Fund.

The Fund reserves the right to modify or terminate the exchange privilege at any time.  Call the Transfer Agent at 1-888-533-KOPP to request instructions for an exchange.  An exchange is not a tax-free transaction and may be subject to redemption fees.

Pricing of Shares

The Class A shares of the Fund are offered to the public at the Offering Price, which is the sum of the net asset value per share (next computed after the time the purchase application and funds are received in proper order by the Transfer Agent) and the applicable initial sales charge.  The Class C and Class I shares of the Fund are offered to the public at their net asset value (next computed after the time the purchase application and funds are received in proper order by the Transfer Agent) without any initial sales charge.

As previously noted, the initial sales charge may be waived for certain individuals and institutions due to anticipated economies of scale in sales efforts and expense.  For more information, please see “Your Account—Class A Front-End Sales Charge Waivers and Reductions” in the Prospectus.

The net asset value per share for each class is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  Purchase orders and redemption requests received on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day.  Applications for the purchase of shares and requests for the redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open.  The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase or redeem shares.  Net asset value per share for each class of shares is calculated by taking the market value of the total assets per class, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding in that class.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, income and expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Common stocks and other equity-type securities traded primarily on a national securities exchange are valued at the last sales price.  For securities traded on NASDAQ, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask price of a security.  If the last trade is below the bid, the bid will be the closing price.  Securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and ask prices.  Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board or its delegate.  The Board may approve the use of pricing services to assist the Fund in the determination of net asset value.  All money market instruments held by the Fund will be valued on an amortized cost basis.

REDEMPTIONS IN KIND

The Fund has filed a Notification under Rule 18f-1 of the 1940 Act, pursuant to which it has agreed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the net asset value of the class of shares of the Fund being redeemed, valued at the beginning of the election period.  The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so.  If you receive an in kind distribution, you will likely incur a brokerage charge on the disposition of such securities through a securities dealer.

TAXATION OF THE FUND

The Fund intends to qualify annually for treatment as a “regulated investment company” under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.  In the event the Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes.  Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund.  This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund, rather than invest indirectly in such securities through the Fund.

The Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest and net short-term capital gains), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend income” eligible for the reduced rate of tax on net long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Currently, the maximum rate applicable to long-term capital gains, and thus qualified dividend income, is set at 15%.  The reduced rates on qualified dividend income will cease to apply to taxable years beginning after December 31, 2008.

Generally, qualified dividend income includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.”  Passive foreign investment corporations, foreign personal holding companies, foreign investment companies, and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations.  The portion of dividends that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the noncorporate shareholders of the Fund.  If the Fund has income of which more than 95% was qualified dividends, all of the Fund’s distributions attributable to dividends will be eligible for the lower rates on qualified dividends.  Certain holding period requirements also must be satisfied by the Fund and the shareholders to obtain qualified dividend treatment.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and net short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.  Distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, local or foreign tax considerations applicable to you.  You are urged to consult your own tax advisor.

PERFORMANCE INFORMATION

From time to time, the historical performance of the Fund’s shares may be quoted in advertisements, shareholder reports or other communications to shareholders.  The Fund’s historical performance or return (before and after taxes) may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return.  The Fund’s performance figures are based upon historical results and are not necessarily representative of future performance.  Factors affecting the Fund’s performance include general market conditions, operating expenses, investment management and the imposition of sales charges.  Any additional fees charged by a dealer or other financial services firm would reduce the returns quoted in any such communications.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, has been selected as the independent registered public accounting firm for the Fund.  As such, it is responsible for auditing the financial statements of the Fund.

FINANCIAL STATEMENTS

The following audited financial statements of the Fund are incorporated herein by reference to the Fund’s 2004 Annual Report as filed with the SEC on December 2, 2004:

(a)

Report of Independent Registered Public Accounting Firm.

(b)

Schedule of Investments as of September 30, 2004.

(c)

Statement of Assets and Liabilities as of September 30, 2004.

(d)

Statement of Operations for the year ended September 30, 2004.

(e)

Statement of Changes in Net Assets for the years ended September 30, 2003 and 2004.

(f)

Financial Highlights for the five years ended September 30, 2004 for Class A, Class C and Class I shares.

(g)

Notes to the Financial Statements.